UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00266

Tri-Continental Corporation

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report
December 31, 2018
Tri-Continental Corporation
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual stockholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611, option 3, or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your stockholder reports. If you invest directly with the Fund, you can call 800.345.6611, option 3, to let the Fund know you wish to continue receiving paper copies of your stockholder reports. Your election to receive paper reports will apply to the Fund and all other Columbia Funds held in your account if you invest through a financial intermediary or to the Fund and all other Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Letter to the Stockholders
Dear Stockholders,
We are pleased to present the annual stockholder report for Tri-Continental Corporation (the Fund). The report includes the Fund’s investment results, a discussion with the Fund’s portfolio managers, the portfolio of investments and financial statements as of December 31, 2018.
The Fund’s common shares (Common Stock) returned -4.10%, based on net asset value, and -5.88%, based on market price, for the 12 months ended December 31, 2018. During the same 12-month period, the S&P 500 Index returned -4.38% and the Fund’s Blended Benchmark returned -4.17%.
During 2018, the Fund paid four distributions in accordance with its distribution policy, that aggregated to $0.9632 per share of Common Stock of the Fund. These distributions are based upon amounts distributed by underlying portfolio companies owned by the Fund. In addition, the Fund paid two capital gain distributions that totalled $0.9501 per share of Common Stock. The Fund has paid dividends on its common stock for 74 consecutive years.
On December 13, 2018, the Board of Directors (the Board) announced that the Fund will hold its 89th Annual Meeting of Stockholders in Minneapolis, MN on April 16, 2019. On January 30, 2019, the Board held a meeting at which its members announced their consideration and unanimous nomination of Anthony M. Santomero to the Fund’s Board, which, upon his election by stockholders (as noted in the following sentence), would fill a seat vacated by Mr. William P. Carmichael due to his retirement from the Board on December 31, 2018. At the Fund’s Annual Meeting of Stockholders in April, stockholders will be asked: to elect Dr. Santomero and to re-elect Minor M. Shaw and William F. Truscott to the Board, each to hold office until the 2022 Annual Meeting of Stockholders, and all until their successors are elected and qualify; to consider the ratification of the Board’s selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the 2019 fiscal year; and to consider such other matters as may properly come before the Meeting or any postponement or adjournment thereof.
Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the current prospectus for the Fund, distributions and other information can be found at columbiathreadneedleus.com/investor/ under the Closed-End Funds tab.
On behalf of the Board, I would like to thank you for your continued support of Tri-Continental Corporation.
Regards,
Edward J. Boudreau, Jr.
Chairman of the Board
Tri-Continental Corporation   |  Annual Report 2018

Tri-Continental Corporation  |  Annual Report 2018

Fund at a Glance
Investment objective
Tri-Continental Corporation (the Fund) seeks future growth of both capital and income while providing reasonable current income.
Portfolio management
Brian Condon, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2010
David King, CFA
Co-Portfolio manager
Managed Fund since 2011
Yan Jin
Co-portfolio manager
Managed Fund since 2012
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Market Price	01/05/29	-5.88	8.41	13.26
Net Asset Value	01/05/29	-4.10	7.91	13.11
S&P 500 Index		-4.38	8.49	13.12
Blended Benchmark		-4.17	6.88	11.80
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleus.com/investor/.
Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 50% weighting in the S&P 500 Index, a 16.68% weighting in the Russell 1000 Value Index, a 16.66% weighting in the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and a 16.66% weighting in the Bloomberg Barclays U.S. Convertible Composite Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Price Per Share
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Market Price ($)	23.52	27.87	26.51	26.31
Net Asset Value ($)	26.58	31.42	29.93	29.60

Distributions Paid Per Common Share(a)
Payable Date	Per Share Amount ($)
March 29, 2018	0.2301
June 28, 2018	0.4531 (b)
September 27, 2018	0.2385
December 27, 2018	0.9916 (c)
(a) Preferred Stockholders were paid dividends totaling $2.50 per share.
(b) Includes a distribution of $0.2236 from ordinary income and a capital gain distribution of $0.2295 per share.
(c) Includes a distribution of $0.2710 from ordinary income and a capital gain distribution of $0.7206 per share.
The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.
2	Tri-Continental Corporation | Annual Report 2018

Fund at a Glance   (continued)
Top 10 holdings (%) (at December 31, 2018)
JPMorgan Chase & Co.	2.0
Alphabet, Inc., Class A	1.8
Cisco Systems, Inc.	1.7
Microsoft Corp.	1.7
Boeing Co. (The)	1.7
Verizon Communications, Inc.	1.6
Bristol-Myers Squibb Co.	1.5
Facebook, Inc., Class A	1.5
MasterCard, Inc., Class A	1.3
Eli Lilly & Co.	1.2
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	66.7
Convertible Bonds	8.8
Convertible Preferred Stocks	5.8
Corporate Bonds & Notes	15.2
Limited Partnerships	0.3
Money Market Funds	2.0
Preferred Debt	0.7
Senior Loans	0.5
Warrants	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	7.8
Consumer Discretionary	9.3
Consumer Staples	7.1
Energy	5.9
Financials	16.5
Health Care	14.4
Industrials	8.6
Information Technology	19.9
Materials	2.0
Real Estate	3.7
Utilities	4.8
Total	100.0
Percentages indicated are based upon total long equity investments and exclude derivatives, if any. The Fund’s portfolio composition is subject to change.
Tri-Continental Corporation | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2018, the Fund’s common stock returned -4.10% based on net asset value and -5.88% based on market price. At net asset value, the Fund held up better than the S&P 500 Index, which returned -4.38%. It performed in line with its Blended Benchmark, which returned -4.17% for the same time period.
The Fund is divided into two approximately equal segments, each of which is managed with its own approach. One segment uses quantitative models to select individual stocks (the quantitative equity segment). The other segment (the flexible capital income segment) invests across a company’s investable capital structure, including stocks, bonds and convertible securities. The Fund’s quantitative equity segment held up better than its Blended Benchmark in the sharp fourth-quarter market sell-off, while the sell-off accounted for the underperformance of the Fund’s flexible capital income segment, relative to its Blended Benchmark.
Uncertainty rattled investors in fourth quarter
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors as it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. This was the fourth rate hike of 2018 and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. The MSCI EAFE Index (Net), a broad-based proxy for developed foreign equity markets, returned -13.79% (in U.S. dollars) over the same period. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period, returning 0.01%.
Near the end of the period, the Fed announced that it had reduced the number of anticipated 2019 rate increases from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Significant performance factors
Within the quantitative equity segment, the team’s quantitative models aided performance in a rocky year. We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum), and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the year, the models worked as expected. Stocks rated 1 or 2 by the models outperformed while those rated 4 and 5 underperformed on a relative basis. In particular, the Fund’s quality and catalyst themes performed well. The strategy strives to be essentially sector neutral, so allocation had a muted impact on overall returns. The portfolio uses index futures for cash equitization purposes, which allows the Fund to stay fully invested and to maintain its risk profile in line with the Blended Benchmark.
Within the quantitative equity segment, pharmaceutical giant Eli Lilly was the top contributor to relative performance for the year. Lilly shares climbed higher in the second half of 2018 on the back of strong quarterly earnings reports and positive data reported from one of its diabetes drugs. Adobe was another top contributor. Shares in the digital marketing and media solutions company rose during the year as it announced strong earnings reports driven by a solid position within digital media.
4	Tri-Continental Corporation | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The quantitative model’s value theme did not perform to expectations, extending a 2017 trend. The biggest individual detractor from relative performance was an underweight in Amazon, which climbed higher during the first three quarters of 2018. Investors rewarded Amazon shares as the online retailing giant showed impressive growth in its massive customer base and continued to demonstrate the ability to innovate. A position in Tyson Foods also detracted from results. After a very strong year in 2017, shares in the chicken and beef processor fell on concerns around slowing demand and the potential impact of tariffs and global trade tensions.
Within the flexible capital income segment of the Fund, the fourth quarter equity sell-off wiped away the year’s earlier gains. One bright spot for the year was an equity position in reinsurance and specialty insurer Validus Holdings, which was taken over by AIG at a significant premium. Convertible securities were the biggest detractors from performance in the flexible capital income segment for the year, led by disappointing results from Nabors Industries in the energy sector. Nabors, which is closely tied to the price of oil, suffered as crude prices fell sharply. The company also has elevated balance-sheet leverage, which hurt its share price. Within the segment’s equity holdings, McQuarrie Infrastructure lost ground on news that the company had reduced its dividend. PacWest, in the financials sector, disappointed as a flattening yield curve reduced net interest margin expectations. A position in Western Digital also weighed on results. Diebold Nixdorf bonds detracted from returns, as the company was hurt by challenges from a European merger and cash flow problems. We retained the position.
At period’s end
Our equity portfolio quantitative strategy is based on individual quantitative stock selection models. As a result, we do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we seek to keep our portion of the Fund substantially invested at all times, with security selection driven by quantitative models, which we regularly evaluate for enhancements.
Within the flexible capital income segment, we believe the recent market decline offers a potentially attractive entry point for value-minded investors. The market decline in convertible securities made them less equity sensitive, which brightened our outlook for the sector’s prospects. Widened corporate spreads reflected investor concern, but we do not believe anything fundamental has shifted for the income-oriented securities in the portfolio. We continue to believe that our long-term approach is sound and that the flexibility to move seamlessly across income-oriented market segments is an important competitive tool for our portion of the Fund.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of convertible securities held by the Fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund’s income and yield. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Tri-Continental Corporation | Annual Report 2018	5

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 66.4%
Issuer	Shares	Value ($)
Communication Services 5.7%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	267,700	7,640,158
Verizon Communications, Inc.	421,400	23,691,108
Total		31,331,266
Interactive Media & Services 3.2%
Alphabet, Inc., Class A(a)	24,650	25,758,264
Facebook, Inc., Class A(a)	159,800	20,948,182
Total		46,706,446
Media 0.4%
Comcast Corp., Class A	156,300	5,322,015
Total Communication Services		83,359,727
Consumer Discretionary 6.7%
Automobiles 0.6%
General Motors Co.	205,000	6,857,250
Harley-Davidson, Inc.	63,200	2,156,384
Total		9,013,634
Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	67,500	3,327,750
Extended Stay America, Inc.	450,000	6,975,000
Marriott International, Inc., Class A	114,700	12,451,832
Six Flags Entertainment Corp.	95,000	5,284,850
Total		28,039,432
Household Durables 0.1%
PulteGroup, Inc.	88,000	2,287,120
Internet & Direct Marketing Retail 1.6%
Amazon.com, Inc.(a)	8,000	12,015,760
Booking Holdings, Inc.(a)	6,475	11,152,669
Total		23,168,429
Leisure Products 0.2%
Hasbro, Inc.	42,500	3,453,125
Multiline Retail 0.5%
Kohl’s Corp.	102,200	6,779,948
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 1.4%
Advance Auto Parts, Inc.	14,900	2,346,154
Best Buy Co., Inc.	134,400	7,117,824
Foot Locker, Inc.	126,400	6,724,480
Home Depot, Inc. (The)	23,000	3,951,860
Total		20,140,318
Textiles, Apparel & Luxury Goods 0.4%
Ralph Lauren Corp.	57,200	5,917,912
Total Consumer Discretionary		98,799,918
Consumer Staples 4.7%
Food & Staples Retailing 1.8%
Walgreens Boots Alliance, Inc.	193,050	13,191,107
Walmart, Inc.	145,100	13,516,065
Total		26,707,172
Food Products 0.9%
General Mills, Inc.	185,000	7,203,900
Tyson Foods, Inc., Class A	103,700	5,537,580
Total		12,741,480
Household Products 1.0%
Kimberly-Clark Corp.	107,550	12,254,247
Procter & Gamble Co. (The)	19,600	1,801,632
Total		14,055,879
Tobacco 1.0%
Altria Group, Inc.	95,300	4,706,867
Philip Morris International, Inc.	152,000	10,147,520
Total		14,854,387
Total Consumer Staples		68,358,918
Energy 3.5%
Energy Equipment & Services 0.2%
National Oilwell Varco, Inc.	101,500	2,608,550
Oil, Gas & Consumable Fuels 3.3%
BP PLC, ADR	200,000	7,584,000
Chevron Corp.(b)	44,900	4,884,671
ConocoPhillips	238,600	14,876,710
Goodrich Petroleum Corp.(a)	593	8,006
Marathon Petroleum Corp.	80,200	4,732,602
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
6	Tri-Continental Corporation | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Suncor Energy, Inc.	250,000	6,992,500
Valero Energy Corp.	136,100	10,203,417
Total		49,281,906
Total Energy		51,890,456
Financials 10.0%
Banks 4.5%
Bank of America Corp.	285,000	7,022,400
BB&T Corp.	125,000	5,415,000
Citigroup, Inc.	300,900	15,664,854
Comerica, Inc.	30,900	2,122,521
JPMorgan Chase & Co.	298,800	29,168,856
PacWest Bancorp	200,000	6,656,000
Total		66,049,631
Capital Markets 2.8%
Ares Capital Corp.	460,000	7,166,800
BlackRock, Inc.	15,350	6,029,787
CME Group, Inc.	16,900	3,179,228
S&P Global, Inc.	79,700	13,544,218
T. Rowe Price Group, Inc.	91,400	8,438,048
TCG BDC, Inc.	275,000	3,410,000
Total		41,768,081
Consumer Finance 0.3%
Capital One Financial Corp.	66,000	4,988,940
Diversified Financial Services 0.2%
Voya Financial, Inc.	54,200	2,175,588
Insurance 1.5%
Allstate Corp. (The)	135,700	11,212,891
Principal Financial Group, Inc.	125,000	5,521,250
Prudential Financial, Inc.	70,800	5,773,740
Total		22,507,881
Mortgage Real Estate Investment Trusts (REITS) 0.7%
Blackstone Mortgage Trust, Inc.	90,000	2,867,400
Starwood Property Trust, Inc.	350,000	6,898,500
Total		9,765,900
Total Financials		147,256,021
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 9.9%
Biotechnology 2.2%
AbbVie, Inc.	70,000	6,453,300
Alexion Pharmaceuticals, Inc.(a)	34,500	3,358,920
Biogen, Inc.(a)	16,700	5,025,364
BioMarin Pharmaceutical, Inc.(a)	37,100	3,159,065
Gilead Sciences, Inc.	162,100	10,139,355
Vertex Pharmaceuticals, Inc.(a)	25,950	4,300,174
Total		32,436,178
Health Care Equipment & Supplies 1.1%
Abbott Laboratories	64,100	4,636,353
Baxter International, Inc.	170,200	11,202,564
Total		15,838,917
Health Care Providers & Services 1.4%
AmerisourceBergen Corp.	70,400	5,237,760
Cardinal Health, Inc.	76,400	3,407,440
HCA Healthcare, Inc.	24,400	3,036,580
Humana, Inc.	5,800	1,661,584
McKesson Corp.	59,400	6,561,918
Total		19,905,282
Life Sciences Tools & Services 0.1%
Agilent Technologies, Inc.	23,500	1,585,310
Pharmaceuticals 5.1%
Allergan PLC	10,200	1,363,332
Bristol-Myers Squibb Co.	410,700	21,348,186
Eli Lilly & Co.	152,800	17,682,016
Johnson & Johnson	117,100	15,111,755
Merck & Co., Inc.	109,200	8,343,972
Pfizer, Inc.	264,709	11,554,548
Total		75,403,809
Total Health Care		145,169,496
Industrials 5.5%
Aerospace & Defense 2.0%
Boeing Co. (The)	73,500	23,703,750
Lockheed Martin Corp.	20,000	5,236,800
Total		28,940,550

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 0.9%
Delta Air Lines, Inc.	233,950	11,674,105
Southwest Airlines Co.	33,400	1,552,432
Total		13,226,537
Electrical Equipment 0.5%
Acuity Brands, Inc.	21,420	2,462,229
Emerson Electric Co.	38,000	2,270,500
Rockwell Automation, Inc.	15,400	2,317,392
Total		7,050,121
Industrial Conglomerates 0.4%
Honeywell International, Inc.	41,400	5,469,768
Machinery 0.6%
Illinois Tool Works, Inc.	19,700	2,495,793
Snap-On, Inc.	47,300	6,872,217
Total		9,368,010
Professional Services 0.1%
Robert Half International, Inc.	18,000	1,029,600
Road & Rail 0.2%
Union Pacific Corp.	27,600	3,815,148
Trading Companies & Distributors 0.6%
W.W. Grainger, Inc.	30,800	8,696,688
Transportation Infrastructure 0.2%
Macquarie Infrastructure Corp.	105,000	3,838,800
Total Industrials		81,435,222
Information Technology 14.1%
Communications Equipment 1.9%
Cisco Systems, Inc.	555,500	24,069,815
F5 Networks, Inc.(a)	21,700	3,516,051
Total		27,585,866
Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	190,000	5,739,900
IT Services 3.0%
Automatic Data Processing, Inc.	27,500	3,605,800
MasterCard, Inc., Class A	96,900	18,280,185
VeriSign, Inc.(a)	84,700	12,560,163
Visa, Inc., Class A	66,100	8,721,234
Total		43,167,382
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.8%
Analog Devices, Inc.	81,500	6,995,145
Broadcom, Inc.	55,700	14,163,396
Intel Corp.	112,500	5,279,625
KLA-Tencor Corp.	42,500	3,803,325
Lam Research Corp.	52,500	7,148,925
Maxim Integrated Products, Inc.	72,500	3,686,625
QUALCOMM, Inc.	249,900	14,221,809
Texas Instruments, Inc.	9,600	907,200
Total		56,206,050
Software 3.3%
Adobe, Inc.(a)	65,100	14,728,224
Fortinet, Inc.(a)	32,900	2,317,147
Microsoft Corp.	236,400	24,011,148
VMware, Inc., Class A	53,400	7,322,742
Total		48,379,261
Technology Hardware, Storage & Peripherals 1.7%
Apple, Inc.	94,850	14,961,639
HP, Inc.	156,800	3,208,128
NetApp, Inc.	57,900	3,454,893
Western Digital Corp.	100,000	3,697,000
Total		25,321,660
Total Information Technology		206,400,119
Materials 1.5%
Chemicals 1.3%
DowDuPont, Inc.	70,000	3,743,600
Eastman Chemical Co.	39,200	2,865,912
LyondellBasell Industries NV, Class A	149,000	12,390,840
Total		19,000,352
Metals & Mining 0.2%
Nucor Corp.	49,200	2,549,052
Total Materials		21,549,404

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
8	Tri-Continental Corporation | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.2%
Equity Real Estate Investment Trusts (REITS) 2.2%
Alexandria Real Estate Equities, Inc.	45,000	5,185,800
American Tower Corp.	28,900	4,571,691
Digital Realty Trust, Inc.	50,000	5,327,500
Host Hotels & Resorts, Inc.	699,200	11,655,664
Simon Property Group, Inc.	30,300	5,090,097
Total		31,830,752
Total Real Estate		31,830,752
Utilities 2.6%
Electric Utilities 1.1%
American Electric Power Co., Inc.	90,000	6,726,600
Edison International	95,000	5,393,150
Entergy Corp.	31,900	2,745,633
Exelon Corp.	27,800	1,253,780
Total		16,119,163
Independent Power and Renewable Electricity Producers 0.7%
NRG Energy, Inc.	279,900	11,084,040
Multi-Utilities 0.8%
CenterPoint Energy, Inc.	242,300	6,840,129
Public Service Enterprise Group, Inc.	86,900	4,523,145
Total		11,363,274
Total Utilities		38,566,477
Total Common Stocks (Cost $956,779,931)		974,616,510

Convertible Bonds 8.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.5%
DISH Network Corp.
08/15/2026	3.375%	8,500,000	6,863,886
Gaming 0.2%
Caesars Entertainment Corp.
10/01/2024	5.000%	2,800,000	3,475,545
Health Care 0.5%
Invacare Corp.
02/15/2021	5.000%	4,000,000	2,874,364
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novavax, Inc.
02/01/2023	3.750%	6,800,000	4,097,000
Total			6,971,364
Home Construction 0.4%
SunPower Corp.
01/15/2023	4.000%	7,500,000	6,014,820
Independent Energy 0.5%
Chesapeake Energy Corp.
09/15/2026	5.500%	8,500,000	6,841,327
Life Insurance 0.2%
AXA SA(c)
05/15/2021	7.250%	4,100,000	3,578,361
Metals and Mining 0.3%
Endeavour Mining Corp.(c)
02/15/2023	3.000%	4,600,000	4,453,260
Oil Field Services 0.1%
Bristow Group, Inc.
06/01/2023	4.500%	3,658,000	1,399,185
Other Industry 0.3%
Green Plains, Inc.
09/01/2022	4.125%	4,600,000	4,053,750
Other REIT 1.0%
Blackstone Mortgage Trust, Inc.
05/05/2022	4.375%	4,500,000	4,378,977
IH Merger Sub LLC
01/15/2022	3.500%	5,800,000	5,942,634
New York Mortgage Trust, Inc.
01/15/2022	6.250%	3,800,000	3,731,125
Total			14,052,736
Pharmaceuticals 2.9%
Aegerion Pharmaceuticals, Inc.
08/15/2019	2.000%	5,000,000	3,743,750
Alder Biopharmaceuticals, Inc.
02/01/2025	2.500%	4,500,000	3,589,583
Clovis Oncology, Inc.
05/01/2025	1.250%	6,800,000	4,758,803
Dermira, Inc.
05/15/2022	3.000%	5,200,000	4,011,374
Insmed, Inc.
01/15/2025	1.750%	5,300,000	3,774,914
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	6,500,000	5,988,944

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Medicines Co. (The)
07/15/2023	2.750%	7,000,000	5,275,515
PTC Therapeutics, Inc.
08/15/2022	3.000%	4,000,000	3,975,000
Radius Health, Inc.
09/01/2024	3.000%	5,000,000	3,843,750
Tilray, Inc.(c)
10/01/2023	5.000%	5,000,000	3,544,000
Total			42,505,633
Property & Casualty 0.7%
Heritage Insurance Holdings, Inc.
08/01/2037	5.875%	3,500,000	4,085,165
MGIC Investment Corp.(c),(d)
Junior Subordinated
04/01/2063	9.000%	4,711,000	5,917,675
Total			10,002,840
Retailers 0.3%
GNC Holdings, Inc.
08/15/2020	1.500%	5,700,000	4,075,500
Technology 0.7%
Microchip Technology, Inc.
Junior Subordinated
02/15/2037	2.250%	7,000,000	6,863,969
Veeco Instruments, Inc.
01/15/2023	2.700%	5,000,000	3,770,715
Total			10,634,684
Wireless 0.2%
Gogo, Inc.(c)
05/15/2022	6.000%	4,200,000	3,646,860
Total Convertible Bonds (Cost $150,579,552)			128,569,751

Convertible Preferred Stocks 5.7%
Issuer		Shares	Value ($)
Consumer Staples 0.5%
Food Products 0.5%
Bunge Ltd.	4.875%	75,000	7,283,370
Total Consumer Staples			7,283,370
Energy 0.5%
Energy Equipment & Services 0.2%
Nabors Industries Ltd.	6.000%	145,000	2,528,394
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Oil, Gas & Consumable Fuels 0.3%
Hess Corp.	8.000%	85,000	4,221,950
Total Energy			6,750,344
Financials 1.9%
Banks 0.9%
Bank of America Corp.	7.250%	5,700	7,139,250
Wells Fargo & Co.	7.500%	5,500	6,935,969
Total			14,075,219
Capital Markets 0.7%
AMG Capital Trust II	5.150%	130,000	6,240,000
Cowen, Inc.	5.625%	5,200	4,148,268
Total			10,388,268
Insurance 0.3%
Assurant, Inc.	6.500%	40,000	3,920,192
Total Financials			28,383,679
Health Care 0.5%
Health Care Equipment & Supplies 0.5%
Becton Dickinson and Co.	6.125%	135,000	7,748,487
Total Health Care			7,748,487
Industrials 0.6%
Machinery 0.6%
Fortive Corp.	5.000%	6,000	5,449,500
Rexnord Corp.	5.750%	75,000	3,776,715
Total			9,226,215
Total Industrials			9,226,215
Information Technology 0.4%
Electronic Equipment, Instruments & Components 0.4%
Belden, Inc.	6.750%	90,000	5,168,700
Total Information Technology			5,168,700
Real Estate 0.5%
Equity Real Estate Investment Trusts (REITS) 0.5%
Crown Castle International Corp.	6.875%	7,000	7,338,770
Total Real Estate			7,338,770

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
10	Tri-Continental Corporation | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Utilities 0.8%
Multi-Utilities 0.8%
CenterPoint Energy, Inc.	7.000%	105,000	5,283,600
DTE Energy Co.	6.500%	135,000	7,004,178
Total			12,287,778
Total Utilities			12,287,778
Total Convertible Preferred Stocks (Cost $95,801,082)			84,187,343

Corporate Bonds & Notes 15.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.5%
LPL Holdings, Inc.(c)
09/15/2025	5.750%	7,850,000	7,359,375
Cable and Satellite 0.9%
Charter Communications Operating LLC/Capital
10/23/2045	6.484%	7,000,000	7,111,475
Telesat Canada/LLC(c)
11/15/2024	8.875%	5,360,000	5,576,850
Total			12,688,325
Chemicals 0.5%
Starfruit Finco BV/US Holdco LLC(c)
10/01/2026	8.000%	7,900,000	7,350,484
Consumer Products 0.5%
Mattel, Inc.(c)
12/31/2025	6.750%	8,042,000	7,188,929
Electric 0.6%
Covanta Holding Corp.
07/01/2025	5.875%	4,834,000	4,446,913
01/01/2027	6.000%	5,000,000	4,488,355
Total			8,935,268
Finance Companies 1.4%
Fortress Transportation & Infrastructure Investors LLC(c)
10/01/2025	6.500%	6,000,000	5,658,258
iStar, Inc.
04/01/2022	6.000%	7,743,000	7,394,596
Springleaf Finance Corp.
03/15/2025	6.875%	8,400,000	7,498,940
Total			20,551,794
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.5%
Chobani LLC/Finance Corp., Inc.(c)
04/15/2025	7.500%	4,097,000	3,226,388
Lamb Weston Holdings, Inc.(c)
11/01/2026	4.875%	3,900,000	3,760,454
Total			6,986,842
Health Care 0.6%
Quotient Ltd.(c),(e),(f)
04/15/2024	12.000%	2,170,000	2,170,000
04/15/2024	12.000%	930,000	930,000
Surgery Center Holdings, Inc.(c)
07/01/2025	6.750%	6,600,000	5,631,041
Total			8,731,041
Healthcare Insurance 0.5%
Centene Corp.
01/15/2025	4.750%	7,655,000	7,318,065
Home Construction 0.3%
Lennar Corp.
11/29/2027	4.750%	4,400,000	3,993,920
Independent Energy 0.9%
Indigo Natural Resources LLC(c)
02/15/2026	6.875%	8,200,000	7,062,061
Talos Production LLC/Finance, Inc.
04/03/2022	11.000%	6,136,177	5,890,730
Total			12,952,791
Lodging 0.2%
Marriott Ownership Resorts, Inc.(c)
09/15/2026	6.500%	3,732,000	3,598,693
Media and Entertainment 0.7%
Lions Gate Capital Holdings LLC(c)
11/01/2024	5.875%	7,550,000	7,418,087
Meredith Corp.(c)
02/01/2026	6.875%	3,700,000	3,638,565
Total			11,056,652
Metals and Mining 1.1%
CONSOL Energy, Inc.(c)
11/15/2025	11.000%	4,200,000	4,599,382
Constellium NV(c)
03/01/2025	6.625%	7,900,000	7,315,194
Warrior Met Coal, Inc.(c)
11/01/2024	8.000%	3,700,000	3,589,585
Total			15,504,161

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 0.8%
Rockpoint Gas Storage Canada Ltd.(c)
03/31/2023	7.000%	4,216,000	3,982,130
Summit Midstream Partners LP(d)
Junior Subordinated
12/31/2049	9.500%	8,400,000	7,763,750
Total			11,745,880
Oil Field Services 0.4%
Bristow Group, Inc.(c)
03/01/2023	8.750%	4,200,000	3,014,390
SESI LLC
09/15/2024	7.750%	4,200,000	3,339,210
Total			6,353,600
Other Industry 0.5%
WeWork Companies, Inc.(c)
05/01/2025	7.875%	8,500,000	7,541,055
Packaging 1.0%
BWAY Holding Co.(c)
04/15/2025	7.250%	8,300,000	7,469,087
Novolex (c)
01/15/2025	6.875%	8,490,000	7,567,884
Total			15,036,971
Pharmaceuticals 0.7%
Bausch Health Companies, Inc.(c)
01/31/2027	8.500%	7,400,000	7,169,312
Horizon Pharma, Inc.(c)
11/01/2024	8.750%	3,700,000	3,761,779
Total			10,931,091
Restaurants 0.3%
IRB Holding Corp.(c)
02/15/2026	6.750%	4,300,000	3,738,364
Retailers 0.1%
Rite Aid Corp.
Junior Subordinated
02/15/2027	7.700%	1,937,000	1,295,092
Supermarkets 0.4%
Safeway, Inc.
02/01/2031	7.250%	7,512,000	6,535,500
Technology 0.9%
Diebold, Inc.
04/15/2024	8.500%	8,100,000	4,876,961
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(c)
11/30/2024	10.000%	3,750,000	3,928,238
Informatica LLC(c)
07/15/2023	7.125%	3,838,000	3,741,060
Total			12,546,259
Transportation Services 0.5%
Hertz Corp. (The)(c)
06/01/2022	7.625%	1,750,000	1,653,727
Hertz Corp. (The)
10/15/2022	6.250%	6,700,000	5,780,955
Total			7,434,682
Wirelines 0.4%
Frontier Communications Corp.
09/15/2025	11.000%	8,360,000	5,209,442
Total Corporate Bonds & Notes (Cost $246,777,079)			222,584,276

Limited Partnerships 0.3%
Issuer	Shares	Value ($)
Energy 0.2%
Oil, Gas & Consumable Fuels 0.2%
Enviva Partners LP	135,000	3,746,250
Total Energy		3,746,250
Industrials 0.1%
Trading Companies & Distributors 0.1%
Fortress Transportation & Infrastructure Investors LLC	75,630	1,084,534
Total Industrials		1,084,534
Total Limited Partnerships (Cost $4,900,748)		4,830,784

Preferred Debt 0.6%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.4%
Citigroup Capital XIII(d)
10/30/2040	8.890%	215,000	5,682,450
Finance Companies 0.2%
GMAC Capital Trust I(d)
02/15/2040	8.099%	150,000	3,802,500
Total Preferred Debt (Cost $9,408,817)			9,484,950

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
12	Tri-Continental Corporation | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Senior Loans 0.5%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.5%
BCP Raptor LLC/EagleClaw Midstream Ventures(g),(h)
Term Loan
06/24/2024	6.869%	7,883,940	7,341,919
Total Senior Loans (Cost $7,821,600)			7,341,919

Warrants —%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Goodrich Petroleum Corp.(a),(e),(f),(i)	16,334	0
Total Energy		0
Total Warrants (Cost $—)		0

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(j),(k)	25,992,417	25,989,818
JPMorgan U.S. Government Money Market Fund, Agency Shares, 2.273%(j)	3,537,779	3,537,779
Total Money Market Funds (Cost $29,527,597)		29,527,597
Total Investments in Securities (Cost: $1,501,596,406)		1,461,143,130
Other Assets & Liabilities, Net		7,705,083
Net Assets		1,468,848,213

At December 31, 2018, securities and/or cash totaling $1,196,690 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	209	03/2019	USD	26,179,340	285,306	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Directors. At December 31, 2018, the total value of these securities amounted to $160,780,528, which represents 10.95% of total net assets.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2018.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2018, the total value of these securities amounted to $3,100,000, which represents 0.21% of total net assets.
(f)	Valuation based on significant unobservable inputs.
(g)	The stated interest rate represents the weighted average interest rate at December 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(h)	Variable rate security. The interest rate shown was the current rate as of December 31, 2018.
(i)	Negligible market value.
(j)	The rate shown is the seven-day current annualized yield at December 31, 2018.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2018	13

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments  (continued)
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	13,847,965	122,498,836	(110,354,384)	25,992,417	113	(1,042)	126,793	25,989,818
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
14	Tri-Continental Corporation | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	83,359,727	—	—	—	83,359,727
Consumer Discretionary	98,799,918	—	—	—	98,799,918
Consumer Staples	68,358,918	—	—	—	68,358,918
Energy	51,890,456	—	—	—	51,890,456
Financials	147,256,021	—	—	—	147,256,021
Health Care	145,169,496	—	—	—	145,169,496
Industrials	81,435,222	—	—	—	81,435,222
Information Technology	206,400,119	—	—	—	206,400,119
Materials	21,549,404	—	—	—	21,549,404
Real Estate	31,830,752	—	—	—	31,830,752
Utilities	38,566,477	—	—	—	38,566,477
Total Common Stocks	974,616,510	—	—	—	974,616,510
Convertible Bonds	—	128,569,751	—	—	128,569,751
Convertible Preferred Stocks
Consumer Staples	—	7,283,370	—	—	7,283,370
Energy	—	6,750,344	—	—	6,750,344
Financials	7,139,250	21,244,429	—	—	28,383,679
Health Care	—	7,748,487	—	—	7,748,487
Industrials	—	9,226,215	—	—	9,226,215
Information Technology	—	5,168,700	—	—	5,168,700
Real Estate	—	7,338,770	—	—	7,338,770
Utilities	—	12,287,778	—	—	12,287,778
Total Convertible Preferred Stocks	7,139,250	77,048,093	—	—	84,187,343
Corporate Bonds & Notes	—	219,484,276	3,100,000	—	222,584,276
Limited Partnerships
Energy	3,746,250	—	—	—	3,746,250
Industrials	1,084,534	—	—	—	1,084,534
Total Limited Partnerships	4,830,784	—	—	—	4,830,784
Preferred Debt	9,484,950	—	—	—	9,484,950
Senior Loans	—	7,341,919	—	—	7,341,919
Warrants
Energy	—	—	0*	—	0*
Money Market Funds	3,537,779	—	—	25,989,818	29,527,597
Total Investments in Securities	999,609,273	432,444,039	3,100,000	25,989,818	1,461,143,130
Investments in Derivatives
Asset
Futures Contracts	285,306	—	—	—	285,306
Total	999,894,579	432,444,039	3,100,000	25,989,818	1,461,428,436

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2018	15

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 2 and 3 during the period.
Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using observable market inputs rather than quoted prices for identical assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	51,521,675	51,521,675	—
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of the company assets. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
Certain corporate bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) valuation measurement.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
16	Tri-Continental Corporation | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,475,606,588)	$1,435,153,312
Affiliated issuers (cost $25,989,818)	25,989,818
Receivable for:
Investments sold	3,866,190
Dividends	2,247,041
Interest	6,587,462
Variation margin for futures contracts	123,961
Prepaid expenses	66,199
Other assets	43,681
Total assets	1,474,077,664
Liabilities
Due to custodian	65,684
Payable for:
Investments purchased	3,588,351
Common Stock payable	788,664
Preferred Stock dividends	470,463
Management services fees	49,241
Stockholder servicing and transfer agent fees	8,564
Compensation of board members	157,593
Compensation of chief compliance officer	352
Other expenses	100,539
Total liabilities	5,229,451
Net assets	$1,468,848,213
Preferred Stock	37,637,000
Net assets for Common Stock	1,431,211,213
Represented by
$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $1,951
Shares issued and outstanding — 752,740	37,637,000
Common Stock, $0.50 par value:
Shares issued and outstanding — 53,853,372	26,926,686
Capital surplus	1,443,998,576
Total distributable earnings (loss) (Note 2)	(39,714,049)
Net assets	$1,468,848,213
Net asset value per share of outstanding Common Stock	$26.58
Market price per share of Common Stock	$23.52
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2018	17

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$36,301,048
Dividends — affiliated issuers	126,793
Interest	24,901,078
Interfund lending	330
Foreign taxes withheld	(39,115)
Total income	61,290,134
Expenses:
Management services fees	6,852,625
Stockholder servicing and transfer agent fees	568,481
Compensation of board members	58,561
Custodian fees	21,606
Printing and postage fees	102,195
Stockholders’ meeting fees	48,089
Audit fees	46,719
Legal fees	30,555
Compensation of chief compliance officer	341
Other	269,583
Total expenses	7,998,755
Net investment income(a)	53,291,379
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	42,660,449
Investments — affiliated issuers	113
Foreign currency translations	(2,559)
Futures contracts	321,497
Net realized gain	42,979,500
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(169,994,191)
Investments — affiliated issuers	(1,042)
Futures contracts	273,157
Net change in unrealized appreciation (depreciation)	(169,722,076)
Net realized and unrealized loss	(126,742,576)
Net decrease in net assets resulting from operations	$(73,451,197)

(a)	Net investment income for Common Stock is $51,409,529, which is net of Preferred Stock dividends of $1,881,850.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Tri-Continental Corporation | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$53,291,379	$51,619,806
Net realized gain	42,979,500	182,595,612
Net change in unrealized appreciation (depreciation)	(169,722,076)	46,743,025
Net increase (decrease) in net assets resulting from operations	(73,451,197)	280,958,443
Distributions to stockholders
Net investment income and net realized gains
Preferred Stock	(1,881,850)
Common Stock	(102,042,429)
Net investment income
Preferred Stock		(1,881,850)
Common Stock		(59,435,096)
Net realized gains
Common Stock		(5,188,617)
Total distributions to stockholders (Note 2)	(103,924,279)	(66,505,563)
Decrease in net assets from capital stock activity	(28,966,569)	(47,742,610)
Total increase (decrease) in net assets	(206,342,045)	166,710,270
Net assets at beginning of year	1,675,190,258	1,508,479,988
Net assets at end of year	$1,468,848,213	$1,675,190,258
Undistributed (excess of distributions over) net investment income	$400,114	$(1,472,724)

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Common Stock issued at market price in distributions	1,724,141	42,787,965	811,797	20,317,190
Common Stock issued to cash purchase plan participants	48,611	1,303,543	75,986	1,801,761
Common Stock purchased from cash purchase plan participants	(628,726)	(16,823,299)	(768,195)	(18,577,483)
Common Stock purchased in the open market	(2,101,263)	(56,237,073)	(2,070,003)	(51,284,146)
Net proceeds from issuance of shares of Common Stock upon exercise of warrants	2,467	2,295	73	68
Total net decrease	(954,770)	(28,966,569)	(1,950,342)	(47,742,610)
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2018	19

Financial Highlights
Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.
Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales commissions or transaction costs you may incur in purchasing or selling shares of the Fund, or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.
The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any, and is not annualized for periods of less than one year. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.
	Year ended December 31,
	2018	2017	2016	2015	2014
Per share data
Net asset value, beginning of period	$29.88	$25.91	$23.49	$24.76	$23.11
Income from investment operations:
Net investment income	0.99	0.93	0.90	0.81	0.73
Net realized and unrealized gain (loss)	(2.35)	4.24	2.33	(1.37)	1.70
Total from investment operations	(1.36)	5.17	3.23	(0.56)	2.43
Less distributions to Stockholders from:
Net investment income — Preferred Stock	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)
Net investment income — Common Stock	(0.96)	(1.07)	(0.91)	(0.81)	(0.75)
Net realized gains — Common Stock	(0.95)	(0.10)	—	—	—
Total distributions to Stockholders	(1.94)	(1.20)	(0.94)	(0.84)	(0.78)
Dilution in net asset value from dividend reinvestment	—	—	(0.06)	(0.05)	—
Increase resulting from share repurchases	—	—	0.19	0.18	—
Net asset value, end of period	$26.58	$29.88	$25.91	$23.49	$24.76
Adjusted net asset value, end of period(a)	$26.48	$29.77	$25.83	$23.42	$24.68
Market price, end of period	$23.52	$26.94	$22.05	$20.02	$21.41
Total return
Based upon net asset value	(4.10%)	20.82%	15.25%	(1.36%)	11.09%
Based upon market price	(5.88%)	28.00%	15.08%	(2.78%)	11.11%
Ratios to average net assets
Expenses to average net assets for Common Stock(b)	0.49%	0.49%	0.50%	0.50%	0.49%
Net investment income to average net assets for Common Stock	3.14%	3.21%	3.59%	3.16%	2.91%
Supplemental data
Net assets, end of period (000’s):
Common Stock	$1,431,211	$1,637,553	$1,470,843	$1,382,712	$1,511,285
Preferred Stock	$37,637	$37,637	$37,637	$37,637	$37,637
Total net assets	$1,468,848	$1,675,190	$1,508,480	$1,420,349	$1,548,922
Portfolio turnover	63%	95%	82%	76%	76%

Notes to Financial Highlights
(a)	Assumes the exercise of outstanding warrants.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Tri-Continental Corporation | Annual Report 2018

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.
The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange under the symbol "TY".
The Fund’s Preferred Stock is entitled to two votes per share and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the the holders of the Fund’s Preferred Stock (Preferred Stockholders) are entitled, voting separately as a class to the exclusion of the holders of the Fund’s Common Stock (Common Stockholders), to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Directors based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Directors, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors,
Tri-Continental Corporation | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Directors. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
22	Tri-Continental Corporation | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments.
Tri-Continental Corporation | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	285,306*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	321,497

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	273,157
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	14,372,765

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for
24	Tri-Continental Corporation | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to stockholders.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Tri-Continental Corporation | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to stockholders
The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders at least annually.
Dividends and other distributions to stockholders are recorded on ex-dividend dates.
Guarantees and indemnifications
Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of
26	Tri-Continental Corporation | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets (which includes assets attributed to the Fund’s Common and Preferred Stock) that declines from 0.415% to 0.385% as the Fund’s net assets increase and it is borne by the holders of the Fund’s Common Stock. The effective management services fee rate for the year ended December 31, 2018 was 0.42% of the Fund’s average daily net assets for Common Stock, paid by Common Stockholders (and 0.41% of the Fund’s total average daily net assets).
Compensation of board members
Members of the Board of Directors who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Directors may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Directors, based on relative net assets.
Stockholder servicing fees
Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund stockholder accounts and records and provides Fund stockholder services. Under the Stockholder Service Agent Agreement, the Fund pays the Servicing Agent a monthly stockholder servicing and transfer agent fee based on the number of common stock open accounts. The Servicing Agent is also entitled to reimbursement for out-of-pocket fees.
For the year ended December 31, 2018, the Fund’s effective stockholder servicing and transfer agent fee rate as a percentage of common stock average net assets was 0.03%.
The Fund and certain other affiliated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expired on January 31, 2019. The liability remaining at December 31, 2018 for non-recurring charges associated with the lease amounted to $11,966 and was included within payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at December 31, 2018 is included within other assets in the Statement of Assets and Liabilities at a cost of $43,681.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Tri-Continental Corporation | Annual Report 2018	27

Notes to Financial Statements  (continued)
December 31, 2018
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, Directors’ deferred compensation, distributions, principal and/or interest from fixed income securities, foreign currency transactions, distribution reclassifications, investments in partnerships, deemed distributions and amortization/accretion on certain convertible securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,023,853	(1,206,137)	182,284
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
59,037,194	44,887,085	103,924,279	61,316,946	5,188,617	66,505,563
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,862,392	5,219,786	—	(46,187,015)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,507,615,451	96,352,396	(142,539,411)	(46,187,015)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,036,390,559 and $1,125,263,006, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
28	Tri-Continental Corporation | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 6. Capital stock transactions
Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding at December 31, 2018) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.
Automatic Dividend Investment Plan and Cash Purchase Plan
The Fund makes available the Automatic Dividend Investment Plan and the Cash Purchase Plan (collectively, the Investment Plans) to any Common Stockholder with a Direct-at-Fund Account (as defined below) who wishes to purchase additional shares of the Fund. Please refer to the Fund’s prospectus for a detailed discussion of the Investment Plans.
The Fund, in connection with its Investment Plans, acquires and issues shares of its own Common Stock, as needed, to satisfy the requirements of the Investment Plans. A total of 48,611 shares were issued to the participants of the Cash Purchase Plan during the period for proceeds of $1,303,543, a weighted average discount of 10.90% from the NAV of those shares. In addition, a total of 1,724,141 shares were issued at market price in distributions during the period for proceeds of $42,787,965, a weighted average discount of 10.32% from the NAV of those shares.
For stockholder accounts established directly with the Fund (i.e., Direct-at-Fund Accounts, which are serviced by the Servicing Agent), unless the Servicing Agent is otherwise instructed by the stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the stockholder’s account as “book credits.” Each stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Servicing Agent by the record date for a distribution. If the stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the stockholder should contact the financial intermediary to discuss reinvestment and distribution options, as they may be different than as described above for accounts held directly with the Fund. A distribution is treated in the same manner for income tax purposes whether you receive it in cash or partly or entirely in shares. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale or bid price, plus applicable commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or (ii) the greater of NAV per share of Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on the ex-dividend date (without adjustment for the exercise of Warrants remaining outstanding). The issuance of Common Stock at less than NAV per share will dilute the NAV of all Common Stock outstanding at that time.
For the year ended December 31, 2018, the Fund purchased 628,726 shares of its Common Stock from the Cash Purchase Plan participants at a cost of $16,823,299, which represented a weighted average discount of 11.25% from the NAV of those acquired shares.
Under the Fund’s stock repurchase program for 2018, the Fund repurchases up to 5% of the Fund’s outstanding Common Stock during the year directly from Stockholders and in the open market, provided that, with respect to shares purchased in the open market, the excess of the NAV of a share of Common Stock over its market price (the discount) is greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares of Common Stock outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares, and increase the liquidity of the Fund’s Common Stock in the marketplace. For the year ended December 31, 2018, the Fund purchased 2,101,263 shares of its Common Stock in the open market at an aggregate cost of $56,237,073, which represented a weighted average discount of 11.06% from the NAV of those acquired shares.
Shares of Common Stock repurchased to satisfy the Plan requirements or in the open market pursuant to the Fund’s stock repurchase program are no longer outstanding.
Warrants
At December 31, 2018, the Fund reserved 194,560 shares of Common Stock for issuance upon exercise of 8,043 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.
Tri-Continental Corporation | Annual Report 2018	29

Notes to Financial Statements  (continued)
December 31, 2018
Assuming the exercise of all Warrants outstanding at December 31, 2018, net assets would have increased by $180,941 and the net asset value of the Common Stock would have been $26.48 per share. The number of Warrants exercised during the year ended December 31, 2018 was 102 resulting in the issuance of 2,467 shares of common stock for proceeds of $2,295, a weighed average discount of 4.20% from the net asset value of those shares.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Directors of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund Lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund entered into a master interfund lending agreement (the Interfund Program) with certain other funds advised by the Investment Manager or its affiliates (each a Participating Fund). The Interfund Program allows each Participating Fund to lend money directly to and, other than closed-end funds (including the Fund) and money market funds, borrow money directly from other Participating Funds for temporary purposes through the Interfund Program (each an Interfund Loan).
A Participating Fund may make unsecured borrowings under the Interfund Program if its outstanding borrowings from all sources, including those outside of the Interfund Program, immediately after such unsecured borrowing under the Interfund Program are equal to or less than 10% of its total assets, provided that if the borrowing Participating Fund has a secured loan outstanding from any other lender, including but not limited to another Participating Fund, the borrowing Participating Fund’s borrowing under the Interfund Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. A Participating Fund may not borrow through the Interfund Program or from any other source if its total outstanding borrowings immediately after a borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Participating Fund’s fundamental or non-fundamental policy restriction.
No Participating Fund may lend to another Participating Fund through the Interfund Program if the loan would cause the lending Participating Fund’s aggregate outstanding loans under the Interfund Program to exceed 15% of its current net assets at the time of the loan. A Participating Fund’s Interfund Loans to any one Participating Fund may not exceed 5% of the lending Participating Fund’s net assets at the time of the loan. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this limitation. Each Interfund Loan may be called on one business day’s notice by a lending Participating Fund and may be repaid on any day by a borrowing Participating Fund.
Loans under the Interfund Program are subject to the risk that the borrowing Participating Fund could be unable to repay the loan when due, and a delay in repayment to the lending Participating Fund could result in a lost opportunity by the lending Participating Fund to invest those loaned assets and additional lending costs. Because the Investment Manager provides investment management services to both borrowing and lending Participating Funds, the Investment Manager may have a potential conflict of interest in determining that an Interfund Loan is comparable in credit quality to other high-quality money market instruments. The Participating Fund has adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.
As noted above, the Fund may only participate in the Interfund Program as a Lending Fund. The Fund’s activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	1,025,000	2.90	4
30	Tri-Continental Corporation | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Large-capitalization risk
Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Technology and technology-related investment risk
The Fund invests a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Tri-Continental Corporation | Annual Report 2018	31

Notes to Financial Statements  (continued)
December 31, 2018
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Tri-Continental Corporation | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders of Tri-Continental Corporation
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tri-Continental Corporation (the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2019
Tri-Continental Corporation | Annual Report 2018	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2018.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
47.51%	44.99%	3.85%	$39,826,357
Qualified dividend income. For taxable, non-corporate stockholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate stockholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Tri-Continental Corporation | Annual Report 2018

Directors and Officers
Stockholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Directors as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Certain Directors may have served as a Trustee to other Funds in the Columbia Funds Complex prior to the date set forth in the Position Held with the Fund and Length of Service column. Under current Board policy, Directors may serve a term of three years, whereupon they may be re-elected to serve another term (the Fund’s Board has three classes, with one class expiring each year at the Fund’s regular stockholder’s meeting), or, for Directors not affiliated with the Investment Manager, generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent directors
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Director since January 2018	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc. 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Director since November 2008	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, BlueCross BlueShield of Minnesota (health Care insurance), February-July 2018	123	Trustee, BlueCross BluesShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Director and Chair of the Board since January 2018	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Tri-Continental Corporation | Annual Report 2018	35

Directors and Officers  (continued)
Independent directors  (continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Director since November 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Director since November 2008	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Director since November 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont
Industries, Inc.
(irrigation systems
manufacturer) since
2012; Trustee,
Carleton College (on
the Investment
Committee); Trustee,
Carnegie Endowment
for International Peace
(on the Investment
				Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Director since April 2016	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville - Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
36	Tri-Continental Corporation | Annual Report 2018

Directors and Officers  (continued)
Interested director affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in theColumbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Director and Senior Vice President since November 2008	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S.Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Tri-Continental Corporation | Annual Report 2018	37

Directors and Officers  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Tri-Continental Corporation | Annual Report 2018

Additional information
The Fund mails one stockholder report to each stockholder address. If you would like more than one report, please call shareholder services at 800.345.6611, option 3 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Directors is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the SAI. You may obtain a copy of the SAI without charge by calling 800.345.6611, option 3; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611, option 3.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611, option 3. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219371
Kansas City, MO 64121-9371
Tri-Continental Corporation | Annual Report 2018	39

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Tri-Continental Corporation
P.O. Box 219371
Kansas City, MO 64121-9371

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611, option 3. The prospectus should be read carefully before investing in the Fund. Tri-Continental Corporation is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN240_12_J01_(02/19)

Item 2.	Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$37,500	$37,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2018 and December 31, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$9,100	$6,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2018 and December 31, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$225,000	$225,000

In both fiscal years 2018 and 2017, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$234,100	$231,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A). Pamela G. Carlton and Catherine James Paglia are each independent trustees and collectively constitute the entire Audit Committee.

(b)	Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policies and Procedures

General. The Funds have delegated to the Investment Manager the responsibility to vote proxies relating to portfolio securities held by the Funds, including Funds managed by subadvisers. In deciding to delegate this responsibility to the Investment Manager, the Board reviewed the policies adopted by the Investment Manager. These included the procedures that the Investment Manager follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Investment Manager and its affiliates.

The Investment Manager’s policy is to vote all proxies for Fund securities in a manner considered by the Investment Manager to be in the best economic interests of its clients, including the Funds, without regard to any benefit or detriment to the Investment Manager, its employees or its affiliates. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as the Investment Manager determines in its discretion. The Investment Manager endeavors to vote all proxies of which it becomes aware prior to the vote deadline; provided, however, that in certain circumstances the Investment Manager may refrain from voting securities. For instance, the Investment Manager may refrain from voting foreign securities if it determines that the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions.

The Board may, in its discretion, vote proxies for the Funds. For instance, the Board may determine to vote on matters that may present a material conflict of interest to the Investment Manager.

Oversight. The operation of the Investment Manager’s proxy voting policy and procedures is overseen by a committee (the Proxy Voting Committee) composed of representatives of the Investment Manager’s equity investments, equity research, responsible investment, compliance, legal and operations functions. The Proxy Voting Committee has the responsibility to review, at least annually, the Investment Manager’s proxy voting policies to ensure consistency with internal policies, regulatory requirements, conflicts of interest and client disclosures. The Board reviews on an annual basis, or more frequently as determined appropriate, the Investment Manager’s administration of the proxy voting process.

Corporate Governance and Proxy Voting Principles (the Principles). The Investment Manager has adopted the Principles, which set out the Investment Manager’s views on key issues and the broad principles shaping its approach, as well as the types of related voting action the Investment Manager may take. The Principles also provide indicative examples of key guidelines used in any given region, which illustrate the standards against which voting decisions are considered. The Investment Manager has developed voting stances that align with the Principles and will generally vote in accordance with such voting stances. The Proxy Voting Committee or investment professionals may determine to vote differently from the voting stances on particular proposals in the event it determines that doing so is in the clients’ best economic interests. The Investment Manager may also consider the voting recommendations of analysts, portfolio managers, subadvisers and information obtained from outside resources, including one or more third party research providers. When proposals are not covered by the voting stances or a voting determination must be made on a case-by-case basis, a portfolio manager, subadviser or analyst will make the voting determination based on his or her determination of the clients’ best economic interests. In addition, the Proxy Voting Committee may determine proxy votes when proposals require special consideration.

Addressing Conflicts of Interest. The Investment Manager seeks to address potential material conflicts of interest by voting in accordance with predetermined voting stances. In addition, if the Investment Manager determines that a material conflict of interest exists, the Investment Manager will invoke one or more of the following conflict management practices: (i) causing the proxies to be voted in accordance with the recommendations of an independent third party (which may be the Investment Manager’s proxy voting administrator or research provider); (ii) causing the proxies to be delegated to an independent third party (which may be the Investment Manager’s proxy voting administrator or research provider); and (iii) in infrequent cases, forwarding the proxies to an Independent Trustee authorized to vote the proxies for the Funds. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

Voting Proxies of Affiliated Underlying Funds. Certain Funds may invest in shares of other Columbia Funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the holding Funds will typically vote proxies of the underlying funds in the same proportion as the vote of all other holders of the underlying fund’s shares, unless the Board otherwise instructs.

Proxy Voting Agents. The Investment Manager has retained Institutional Shareholder Services Inc., a third-party vendor, as its proxy voting administrator to implement its proxy voting process and to provide recordkeeping and vote disclosure services. The Investment Manager has retained both Institutional Shareholder Services Inc. and Glass Lewis & Company, LLC to provide proxy research services.

Additional Information. Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at columbiathreadneedleus.com and/or (ii) on the SEC’s website at www.sec.gov. For a copy of the Investment Manager’s Principles in effect on the date of this SAI, see Appendix B to the SAI.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Portfolio Manager	Title	Role with the Corporation	Managed the Corporation Since
Brian Condon, CFA, CAIA	Senior Portfolio Manager and Head of Quantitative Strategies	Co-Portfolio Manager	2010

Peter Albanese	Senior Portfolio Manager	Co-Portfolio Manager	2014

Yan Jin	Senior Portfolio Manager	Co-Portfolio Manager	2012

David King, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2011

Mr. Condon joined one of the Columbia Management legacy firms or acquired business lines in 1999. Mr. Condon began his investment career in 1993 and earned a B.A. from Bryant University and an M.S. in finance from Bentley University.

Mr. Albanese joined the Investment Manager in August 2014. Prior to joining the Investment Manager, Mr. Albanese was a Managing Director and Senior Portfolio Manager at Robeco Investment Management. Mr. Albanese began his investment career in 1991 and earned a B.S. from Stony Brook University and an M.B.A. from the Stern School of Business at New York University.

Mr. Jin joined one of the Columbia Management legacy firms or acquired business lines in 2002.Mr. Jin began his investment career in 1998 and earned an M.A. in economics from North Carolina State University.

Mr. King joined the Investment Manager in 2010. Mr. King began his investment career in 1983 and earned a B.S. from the University of New Hampshire and an M.B.A. from Harvard Business School.

Other Accounts Managed by the Portfolio Managers:

Fund	Portfolio Manager	Other Accounts Managed		Performance Based Accounts	Ownership of Fund Shares
		Number and type of account	Approximate Total Net Assets (excluding the fund)
For fiscal period ending December 31, 2018, unless otherwise noted

Tri-Continental Corporation	Brian Condon	22 RICs 2 PIVs 66 Other accounts	$11.30 billion $94.13 million $6.74 billion	None	$100,001- $500,000

	David King	5 RICs 7 Other accounts	$5.64 billion $24.17 million	None	Over $1,000,000

	Yan Jin	5 RICs 10 Other accounts	$5.64 billion $4.39 million	None	$100,001- $500,000

	Peter Albanese	16 RICs 2 PIVs 64 Other accounts	$11.25 billion $94.13 million $6.73 billion	None	$100,001- $500,000

Potential Conflicts of Interest:

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. The Investment Manager and its Participating Affiliates (including Threadneedle) may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically the Investment Manager does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by the Investment Manager. Similarly, a Participating Affiliate typically does not coordinate trading activities with the Investment Manager with respect to accounts of the Investment Manager unless the Investment Manager is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that the Investment Manager and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for the Investment Manager’s accounts (including the Funds) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Funds may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Fund performance.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

To the extent a Fund invests in underlying funds, a portfolio manager will be subject to additional potential conflicts of interest. Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other Funds. The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates.

Structure of Compensation:

Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock or, for more senior employees, both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the Columbia Funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Under the Columbia Management annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive awards for investment team members is variable based on (1) an evaluation of the investment performance of the investment team of which the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual’s work as an investment research analyst, (2) the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle Investments and Ameriprise Financial, which takes into account Columbia Threadneedle Investments revenues and profitability, as well as Ameriprise Financial profitability, historical plan funding levels and other factors. Columbia Threadneedle Investments revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to our controls and Code of Conduct.

Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by the Investment Manager. Consideration is given to relative performance over the one-, three- and five-year periods, with the largest weighting on the three-year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. Exceptions to this general approach to bonuses exist for certain teams and individuals.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.

For all employees the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
07-01-18 to 07-31-18	245,762	$26.96	245,762	1,237,493
08-01-18 to 08-31-18	275,724	$27.61	275,724	961,769
09-01-18 to 09-30-18	120,836	$27.77	120,836	840,933
10-01-18 to 10-31-18	314,890	$26.76	314,890	526,043
11-01-18 to 11-30-18	312,541	$26.13	312,541	213,502
12-01-18 to 12-31-18	209,580	$24.29	209,580	3,922

(1)

The registrant has a stock repurchase program. For 2018, the registrant was authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%. The table reflects trade date + 1, rather than trade date, which is used for the financial statement purposes; therefore, shares reflected may vary from capital stock activity presented in the shareholder report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) None.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Tri-Continental Corporation

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	February 21, 2019